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                                                                   Exhibit 10.54

                                                                  CONFORMED COPY

THIS FIXED AND FLOATING CHARGE is made as a deed on 22 March 2007

BETWEEN:

(1) H3C HOLDINGS LIMITED, a company incorporated under the laws of the Cayman Islands (registered number 180539) whose registered office is at PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the "CHARGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED a limited liability company incorporated under the laws of Hong Kong whose registered office located at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (in its capacity as collateral agent, the "COLLATERAL AGENT", which expression shall, wherever the context so admits, include such entity and all other persons from time to time acting in such capacity).

WHEREAS:

(A) By the Facility Agreement, the Lenders have agreed to make Term Loans to the Borrower upon the terms and subject to the conditions contained therein.

(B) As security for the Chargor's obligations under the Facility Agreement, the Chargor has agreed to enter into this Fixed and Floating Charge,

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION AND DEFINITIONS

1.1  INTERPRETATION

     In this Fixed and Floating Charge (including the recitals) words and expressions defined and the rules of construction and interpretation set out in the Facility Agreement shall, unless otherwise provided herein or the context otherwise requires, have the same meaning herein save that, in the event that there is a conflict between a definition in the Facility Agreement and in this Fixed and Floating Charge, the definition in this Fixed and Floating Charge shall prevail.

1.2  DEFINITIONS

     In this Fixed and Floating Charge, unless the context otherwise requires:

     "ACCOUNT BANK" means Industrial and Commercial Bank of China (Asia) Limited at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong;

     "BORROWER DEBT SERVICE ACCOUNT" means the US dollar denominated current account opened in the name of the Chargor with the Account Bank and having the account number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] and includes any renewal or re-designation thereof;

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     "BORROWER DEBT SERVICE RESERVE ACCOUNT" means the US dollar denominated current account opened in the name of the Chargor with the Account Bank and having the account number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] and includes any renewal or re-designation thereof;

     "CHARGED PROPERTY" means any or all of the property, assets and undertaking of the Chargor for the time being whatsoever and wheresoever situated, present and future in each case expressed to be subject to the security created under clause 3 (Security) of this Fixed and Floating Charge;

     "ENFORCEMENT DATE" means the date upon which an Enforcement Notice is served by the Collateral Agent on the Chargor;

     "ENFORCEMENT NOTICE" means a notice served by the Collateral Agent pursuant to and in accordance with clause 8 (Default Procedure);

     "FACILITY AGREEMENT" means the senior secured credit facility agreement dated 22 March 2007 and signed by or on behalf of, amongst others, the Borrower, the Chargor and the Collateral Agent as amended, supplemented and/or restated from time to time in any manner whatsoever;

     "RECEIVABLES" means all books and other debts of any nature whatsoever, other than those represented by the Borrower Debt Service Account and the Borrower Debt Service Reserve Account;

     "RECEIVER" means a receiver or manager appointed by or on behalf of the Collateral Agent under this Fixed and Floating Charge or pursuant to the Collateral Agent's statutory powers, and includes more than one such receiver and substituted receiver;

     "SECURED INDEBTEDNESS" means the moneys, liabilities and obligations (whether actual or contingent and whether owed jointly and severally or in any other capacity whatsoever) of the Chargor which are, or are expressed to be, or may at any time in the future be due and owing to the Collateral Agent (whether for its own account or as agent or trustee for the Secured Parties) or to any of the Secured Parties under or in connection with the Facility Agreement together with all costs, charges and expenses incurred by the Collateral Agent or any Secured Party which are, or are expressed to be, or may become due and owing by the Chargor under or in connection with the Facility Agreement;

     "SECURITY" means the security from time to time constituted by or pursuant to this Fixed and Floating Charge (or intended to be constituted by or pursuant to this Fixed and Floating Charge) or any part thereof;

2.   COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS

2.1  COVENANT TO PAY

     The Chargor hereby covenants with the Collateral Agent that it shall pay and discharge the Secured Indebtedness at the time and in the manner provided for in the Facility

Borrower Fixed and Floating Charge

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     Agreement and the Chargor hereby creates the Security in the Charged
     Property in the manner and on the terms set out in clause 3 (Security).

2.2  NATURE OF SECURED INDEBTEDNESS

     Each conveyance, transfer, assignment and charge hereunder expressed to be to, each undertaking and agreement hereunder expressed to be to or with, and each representation and warranty hereunder expressed to be given to, the Collateral Agent is to, with or, as the case may be, given to the Collateral Agent for itself and as agent and trustee for the Secured Parties from time to time. Without prejudice to the generality of the foregoing or clause 1.1 (Interpretation), any reference in this Fixed and Floating Charge to the Chargor, the Collateral Agent or any Secured Party shall be construed so as to include their respective successors and permitted assigns or transferees.

3.   SECURITY

3.1.1 ASSIGNMENT, FIXED AND FLOATING CHARGE

     Subject always to clause 3.1.2 hereof, the Chargor as beneficial owner, by way of continuing security for the payment and discharge of the Secured Indebtedness, hereby:

     (A) conveys, transfers and assigns absolutely to the Collateral Agent all of the right, title, interest and benefit of the Chargor (present and future and whether legal or equitable) in, to and under the Receivables;

     (B) charges in favour of the Collateral Agent by way of first fixed charge all its rights under or in respect of the assets listed in sub-clause 3.1.1(A) to the extent they are not the subject of a mortgage or an assignment under such sub-clause 3.1.1(A); and

     (C) charges in favour of the Collateral Agent by way of first floating charge the whole of the Chargor's undertakings and all its property, assets and rights, whatsoever and wheresoever, present and future (including without limitation its respective uncalled capital, its rights to any insurance policy or insurance proceeds and any property held on trust for the benefit of it by a third party), other than:

          (i) any property, assets or rights from time to time or for the time being effectively:

                    (a) the subject of a Lien (in equity or at law) by sub-clause 3.1.1(A) and (B) (Assignment, Fixed and Floating Charge) or otherwise pursuant to this Fixed and Floating Charge;

                    (b) the subject of a Lien pursuant to the H3C Share Mortgage or Borrower Fixed Charge Over Bank Accounts (as both are defined in the Facility Agreement); or

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                    (c)  subject to clause 11.8 (Discharge Conditional),
                         released, discharged and/or reassigned, or as appropriate, transferred in accordance with sub-clauses 3.3(A) to 3.3(B) inclusive;

     to hold the same unto the Collateral Agent, but in each case subject to clause 3.3 (Redemption).

3.1.2 Notwithstanding any other provision of this Fixed and Floating Charge, the following shall not be in any way subject to the security created by this Fixed and Floating Charge:

     (A) the amounts of US$112 million and US$45 million received by the Chargor from 3Com Cayman pursuant to Sections 5.9 or 5.12 of the Facility Agreement;

     (B) the Receivables representing such amounts whilst they are held in a bank account by the Chargor;

     (C) the benefit of the loans of US$112 million and US$45 million from H3C to Chargor referred to in Section 6.1(n)(x) of the Facility Agreement; and

     (D) the amounts of US$112 million and US$45 million received by the Chargor from H3C pursuant to the loans referred to in (iii) above and the bank accounts in which such amounts are held whilst held by the Chargor.

3.2  COLLATERAL AGENT NO OBLIGATION TO PERFORM

     Notwithstanding the conveyance, transfer and assignment to the Collateral Agent of all the right, title, interest and benefit of the Chargor in, to and under the Receivables, the Collateral Agent shall not be or be deemed to be liable to perform any of the obligations of the Chargor under any of the Receivables and the Chargor hereby acknowledges and confirms that it shall remain fully liable for the performance of all such obligations and shall have no claim against the Collateral Agent in respect of any omission on the part of the Collateral Agent to perform the same.

3.3  REDEMPTION

     (A) Subject always to clause 11.8 (Discharge Conditional), upon the Secured Indebtedness having been fully paid and unconditionally and irrevocably discharged in full the Collateral Agent shall at the request and cost of the Chargor, promptly release, discharge and/or re-assign, or, as appropriate, transfer the benefit of the Security constituted by clause 3.1.1 (Assignment, Fixed and Floating Charge) to the Chargor or as the Chargor may direct and, thereafter, the Chargor shall have no future obligation hereunder.

     (B) The execution of a discharge, release, re-assignment or partial discharge by the Collateral Agent shall be a good and valid release or discharge of the Security constituted by this clause 3 (Security) or the relevant part thereof (as the case may be) and the obligations (or the relevant part thereof, as the case may be) of

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          the Chargor from this Fixed and Floating Charge without the need for the Chargor to be a party thereto.

     (C) The Collateral Agent hereby agrees that it shall, at the request and cost of the Chargor, do all such things and execute all such documents and procure that its nominees do all such things and execute all such documents within its power to do and execute as may be reasonably necessary to give effect to the release, discharge, re-assignment and/or transfer referred to in sub-clauses (A) and (B).

     (D) Upon any release, discharge, re-assignment and/or transfer pursuant to and in accordance with sub-clause (A), the Collateral Agent shall, at the request and cost of the Chargor:

          (i) promptly procure the redelivery to the Chargor of all deeds, certificates and other documents deposited with the Collateral Agent or to its order pursuant to clause 4.2 (Deposit of Title Documents);

          (ii) promptly reverse or remove such memoranda endorsed on such documents pursuant to clause 4.3 (Endorsement on Documents) as are in the possession of the Collateral Agent;

          (iii) promptly procure the redelivery to the Chargor, if it requests the same, of the instruments and papers delivered by the Chargor to the Collateral Agent under sub-clause 3.2(A);

          (iv) promptly give notice to each person (if any) who has received notice of the Security pursuant to clause 4.1 (Further Deeds and Documents) of such release, discharge, re-assignment and/or transfer; and

          (v) promptly instruct the relevant insurance company to remove any endorsements and reverse any amendments made pursuant to sub-clause 4.1(C),

          in each case to the extent the same relates to such release, discharge, re-assignment and/or transfer.

4.   PERFECTION OF SECURITY AND FURTHER ASSURANCE

4.1  FURTHER DEEDS AND DOCUMENTS

     The Chargor shall at any time at the request of the Collateral Agent but at the cost of the Chargor for costs reasonably incurred promptly sign, seal, execute, deliver and do all deeds, instruments, notices, documents, acts and things (including, without limitation further or other legal assignments, transfers, mortgages, legal or other charges or securities or any filings or registrations) as in each such case may be necessary or desirable for the purpose of maintaining, perfecting or protecting the Security or at any time after the Security has become enforceable for facilitating the realisation thereof and the exercise of all powers, authorities and discretions vested in the Collateral Agent or any Receiver appointed hereunder provided that and without limitation:

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     (A)  promptly following the execution and delivery of this Fixed and
          Floating Charge, the Chargor shall:

          (i) enter the relevant particulars of this Fixed and Floating Charge in the register of charges kept or to be kept at the registered office of the Chargor; and

          (ii) make all such other filings and registrations as may be requested in writing by the Collateral Agent as may be necessary to perfect, protect and maintain the Security;

     (B) as soon as practicable following request by the Collateral Agent the Chargor shall assign any material insurance policies inuring to its benefit and join with the Collateral Agent in giving notice of such assignment in a form reasonably satisfactory to the Collateral Agent to each insurance company under such insurance policies and use reasonable endeavours to procure that such insurance company acknowledges such notice in a form reasonably satisfactory to the Collateral Agent and ensure that all endorsements then existing on each of such insurance policies will be deleted, and each of such insurance policies will be endorsed substantially as set out in, and the named insured under each of the insurance policies will be amended, in a form reasonably satisfactory to the Collateral Agent;

     (C) as soon as practicable following request by the Collateral Agent the Chargor shall use its reasonable efforts to procure that its insurance brokers issue to the Collateral Agent the brokers' undertaking(s) in respect of the insurance policies assigned pursuant to sub-clause (B) above in a form satisfactory to the Collateral Agent;

     (D) the Chargor shall, at the request of the Collateral Agent or any person deriving title under the Collateral Agent, execute or do all lawful acts, assurances and things for further or more perfectly assuring the Charged Property or any part thereof to the Collateral Agent and to those deriving title under the Collateral Agent, and without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges or securities shall be in such form as the Collateral Agent shall reasonably require and may contain provisions such as are herein contained or provisions to the same effect.

4.2  DEPOSIT OF TITLE DOCUMENTS

     In addition to the provisions of clause 3 (Security), the Chargor shall, as soon as practicable following request by the Collateral Agent following the execution and delivery of this Fixed and Floating Charge (or upon becoming possessed thereof at any time hereafter), deposit with the Collateral Agent or to the Collateral Agent's order all deeds, certificates and other documents (other than those relating to the shares subject to the H3C Share Mortgage) constituting or evidencing title to any material asset forming part of the Charged Property originally charged pursuant to Clause 3.1.1
     (A) or (B) or subsequently becoming subject to a fixed charge hereunder pursuant to clause 5

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     hereof or any part thereof (if they have not already done so) and the
     Collateral Agent, if held by it or to its order, shall hold or procure to be held such deeds, certificates and other documents in safe custody and clearly identified so as to be distinct from all other deeds, certificates and other documents of the Collateral Agent.

4.3  ENDORSEMENT ON DOCUMENTS

     The Chargor, shall from time to time at the reasonable request of the Collateral Agent but at the Chargor's cost for costs reasonably incurred endorse or cause to be endorsed on documents referred to in clause 4.2 (Deposit of Title Documents) such memoranda as the Collateral Agent may reasonably require for the purpose of referring or drawing attention to the security interests created by this Fixed and Floating Charge.

5.   PROTECTION OF SECURITY AND CRYSTALLISATION OF FLOATING CHARGE

5.1  PART CRYSTALLISATION

     The Collateral Agent shall be entitled at any time by notice in writing to the Chargor after an Event of Default to convert the floating charge created by sub-clause 3.1.1(C) into a fixed charge affecting all the property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified in such notice.

5.2  AUTOMATIC CRYSTALLISATION

     Notwithstanding clause 5.1 (Part Crystallisation) and without prejudice to any rule of law which may have a similar effect, the floating charge shall automatically be converted with immediate effect into a fixed charge as regards all the property and assets subject to the floating charge and without notice from the Collateral Agent to the Chargor on:

     (A) the presentation of a petition for the compulsory winding up of the Chargor;

     (B) the convening of a meeting for the passing of a resolution for the voluntary winding up of the Chargor;

     (C) the presentation or making of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any material part of the property or assets of the Chargor subject to the floating charge which is not discharged within 60 days; or

     (D) the Chargor creating or permitting any Lien over or with respect to any of the Charged Property, or attempting to do so other than as permitted by the Facility Agreement; or

     (E) the occurrence of the circumstances referred to in clause 8 (Default Procedure).

5.3  RECONVERSION OF CRYSTALLISED ASSETS

     The Collateral Agent may by notice in writing to the Chargor re-convert any of the assets which has become subject to a fixed charge pursuant to clauses 5.1 (Part

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     Crystallisation) or 5.2 (Automatic Crystallisation) so that such asset shall again be subject to the floating charge specified in sub-clause 3.1.1(C) provided that the floating charge over any asset re-converted under this clause 5.3 (Reconversion of Crystallised Assets) shall be subject to the further operation of clauses 5.1 (Part Crystallisation) or
     5.2 (Automatic Crystallisation).

6.   REPRESENTATIONS

6.1 The Chargor represents that, subject only to this Fixed and Floating Charge, it is the sole legal and beneficial owner of the Charged Property and that the Charged Property is free from any Lien other than as permitted by the Facility Agreement and any interest or claims of third parties other than interest or claims arising by operation of law affecting companies generally.

6.2 The above representations are made on the date of this Fixed and Floating Charge and are deemed to be repeated by the Chargor on each day following the date of this Fixed and Floating Charge until the termination of the Facility Agreement or this Fixed and Floating Charge, whichever is later.

7.   COVENANTS AND UNDERTAKINGS

7.1  COVENANTS AND UNDERTAKINGS OF THE CHARGOR

     The Chargor covenants and undertakes with the Collateral Agent that:

     (A)  it shall take all such actions as are available to it:

          (i) to perfect and protect the Security intended to be conferred by it on the Collateral Agent pursuant to this Fixed and Floating Charge, including, inter alia, making all payments, carrying out all registrations or renewals and generally taking all steps to perfect, preserve, maintain and renew when necessary or desirable the Security pursuant to this Fixed and Floating Charge; and

          (ii) to maintain the Security intended to be conferred by it on the Collateral Agent pursuant to this Fixed and Floating Charge as first ranking security;

     (B) it shall not sell, transfer, assign, exchange or otherwise dispose of the whole or any part of the Charged Property or agree to do any of the foregoing other than as expressly permitted or provided for in the Facility Agreement or in this Fixed and Floating Charge or (with respect to the assets charged pursuant to sub-clause 3.1.1 (C)) in the ordinary course of business and in accordance with the Facility Agreement;

     (C) other than as provided in the Facility Agreement or in this Fixed and Floating Charge it shall not create, incur or permit to subsist any Lien on the Charged Property;

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     (D)  at the written request of the Collateral Agent, make all such filings and registrations, and take all such other reasonable steps, as may be necessary or desirable in connection with the creation, perfection or protection of any security which it may, or may be required to, create in connection herewith;

     (E) at all times give to the Collateral Agent such information as the Collateral Agent may reasonably require in respect of the Charged Property for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or by operation of law;

     (F) take all reasonable steps as may be required by the Collateral Agent to allow the Collateral Agent to sell or dispose of the Charged Property on or after the Security becomes enforceable; and

     (G) not to do or cause or permit to be done, or omit to do anything which may in any way jeopardise the Security created hereunder.

7.2  POWER OF COLLATERAL AGENT TO REMEDY FAILURES

     If at any time the Chargor shall fail to comply with or perform any of the covenants contained in this Fixed and Floating Charge or any Credit Document, the Collateral Agent shall have the power on behalf of or in the name of the Chargor, but shall not be under any obligation, to perform the covenants and to take such steps which the Collateral Agent may in its discretion, consider appropriate with a view to remedying, or mitigating the consequences of such failure but so that the exercise of this power or the failure to exercise it shall, in no circumstances, prejudice the other rights of the Collateral Agent under this Fixed and Floating Charge or any Credit Document. The Chargor shall on demand reimburse to the Collateral Agent all proper costs, expenses and losses incurred or sustained by the Collateral Agent in connection with such steps and until such costs, expenses and losses are reimbursed the outstanding sums shall carry interest in accordance with Section 2.10 of the Facility Agreement from the date when payment is due to the date of reimbursement and such outstanding sums including any accrued interest shall form part of the Secured Indebtedness. No exercise by the Collateral Agent of its powers under this clause 7.2 (Power of Collateral Agent to Remedy Failures) shall render the Collateral Agent liable to account as a mortgagee in possession.

8.   DEFAULT PROCEDURE

     The Security shall become immediately enforceable:

     (A) automatically upon the occurrence of any Event of Default described in sections 8.1(e) or 8.1(f) of the Facility Agreement (except with respect to Excluded Subsidiaries); and

     (B) at the request of (or with the consent of) the Requisite Lenders and upon notice to the Borrower by the Administrative Agent, upon the occurrence of any other Event of Default (including those described in sections 8.1(e) or 8.1(f) of the Facility Agreement with respect to Excluded Subsidiaries).

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9.   EFFECTS OF THE SECURITY BECOMING ENFORCEABLE

9.1  EFFECTS

     After the Security (or the relevant part thereof) shall have become enforceable in accordance with clause 8 (Default Procedure) and without prejudice to the powers of the Collateral Agent to appoint a Receiver pursuant to clause 14 (Appointment of Receiver):

     (A) the floating charge created under sub-clause 3.1.1(C) shall automatically and immediately crystallise and operate as a fixed charge;

     (B) the Chargor's rights or power to deal with the Charged Property (whether statutory or otherwise) shall cease and the Collateral Agent shall be entitled to deal with, collect in and realise the same in such manner as the Collateral Agent thinks fit;

     (C) the Collateral Agent may exercise all of the rights conferred on any mortgagee by law and on the Collateral Agent or on any Receiver under this Fixed and Floating Charge including, without limitation, the right to sell or otherwise dispose of, for any consideration (as referred to in clause 14.4 (Disposal by Receiver)), the whole or any part of the Charged Property in respect of which the security hereby constituted has become enforceable accordingly and, nothing shall restrict the exercise by the Collateral Agent or any Receiver of its powers hereunder and the Security shall become immediately enforceable and the statutory power of sale and other powers of sale and appointing a Receiver shall become immediately exercisable without any juridical or other formality or any presentment, demand, protest or other notice of any kind on or at any time after the Enforcement Date;

     (D) without prejudice to the foregoing, (and subject to clause 9.9 (Inconsistency and Conflict)), the Collateral Agent may in addition to any powers granted it by applicable law, upon and from the Enforcement Date and upon and subject to the terms and conditions of the Facility Agreement):

          (i) sell all the title to and interest in the Charged Property or any interest in the same and do so in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by a security or a guarantee, or for such other consideration whatsoever as the Collateral Agent may think fit, and also grant any option to purchase and effect exchanges;

          (ii) with a view to, or in connection with, the sale of the Charged Property, carry out any transaction, scheme or arrangement which the Collateral Agent considers appropriate;

          (iii) do all or any of the following things or exercise all or any of the following powers, so far as not included in paragraphs (i) and (ii) of sub-clause (D):

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               (a)  take possession of, get in and collect the Charged Property;

               (b) carry on the business of the Chargor in so far as it relates to the Charged Property as it thinks fit;

               (c) sell, exchange, license or otherwise dispose of or in any way whatsoever deal with the Charged Property for such consideration (if any) and upon such terms as it may think fit;

               (d) appoint and engage managers, agents and advisers in respect of the Charged Property upon such terms as to remuneration and otherwise and for such periods as it may determine, and to dismiss them;

               (e) bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims and proceedings concerning the Charged Property;

               (f) transfer all or any of the Charged Property and/or any of the liabilities of the Chargor to any other company or body corporate, whether or not formed or acquired for the purpose and whether or not a subsidiary or associated company of the Collateral Agent or a company in which the Collateral Agent has an interest;

               (g) in connection with the exercise of any of its powers hereunder, execute or do, or cause or authorise to be executed or done, on behalf of or in the name of the Chargor, as it may think fit, but only in respect of the Charged Property all assurances, deeds, transactions, schemes of arrangement, documents, acts and things which it may consider appropriate and to do and exercise, in relation to the Charged Property, all such powers as it would be capable of exercising if it were the absolute beneficial owner of the same and to use the name of the Chargor for all or any of the foregoing purposes;

               (h) exercise or permit any other person to exercise any powers, rights, remedies or privileges in respect of the Charged Property;

               (i) exercise any of the powers and perform any of the duties conferred on the Chargor by any Credit Document or any statute, deed or contract;

               (j) disclaim, discharge, abandon, disregard, alter or amend all or any of the outstanding contracts of the Chargor but only in respect of the Charged Property and allow time for payment of any monies either with or without security;

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                                       12


               (k) make and effect insurances in respect of the Charged Property and submit claims thereunder;

               (l) do all such other acts and things as it may consider necessary, incidental or conducive to the exercise of any of the powers hereby conferred;

               (m) generally use the name of the Chargor and its corporate seal (where appropriate) in the exercise of all or any of the powers hereby conferred;

               (n) in respect of the Charged Property, sanction or confirm anything done by the Chargor and concur with the Chargor in any dealing not hereinbefore specifically mentioned; and

               (o) generally carry out, cause or authorise to be carried out any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Charged Property which it may consider expedient as effectually as if it were solely and absolutely entitled to the Charged Property.

9.2  ENTITLEMENT TO PAY EXPENSES AND OUTGOINGS

     Subject to the order of priority of payments set out in Section 2.16(h) of the Facility Agreement, the Collateral Agent may pay and discharge the expenses incurred (whether by the Collateral Agent, any Receiver or any other person) in and about the carrying on and management of any such business as contemplated by clause 9.1 (Effects) or in the exercise of any of the powers conferred by clause 9.1 (Effects) or otherwise in respect of the Charged Property and all outgoings which it shall think fit to pay out of the profits and income of the Charged Property and the moneys received by it in carrying out any business as contemplated by clause 9.1 (Effects) and may apply the residue of the said profits, income and moneys in the manner provided by Section 2.16(h) of the Facility Agreement provided that any such expenses shall, in any event, to the extent not fully paid or discharged, form or shall be deemed to form part of the Secured Indebtedness.

9.3  NO WAIVER

     No failure on the part of the Collateral Agent or any Receiver to exercise, and no delay on its part in exercising, any right, power or remedy under this deed will operate as a waiver thereof nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. .

9.4  WAIVERS TO BE IN WRITING

     Any waiver and any consent by the Collateral Agent under this Fixed and Floating Charge must be in writing, be express and not implied and may be given subject to any conditions which the Collateral Agent considers fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

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                                       13


9.5  NO OBLIGATION TO INSURE

     Notwithstanding any provisions to the contrary, the Collateral Agent shall not be under any obligation to insure any of the Charged Property or the title deeds or other evidence in respect thereof and shall not be responsible for any loss which may be suffered as a result of the lack of or inadequacy of any such insurance.

9.6  NO RESPONSIBILITY FOR LOSSES

     The Collateral Agent shall not be responsible for any loss or diminution in the value occasioned to the Charged Property by any act or omission of the Chargor or any prior ranking encumbrancer or any other person.

9.7  NO RESPONSIBILITY FOR TAX

     The Collateral Agent shall have no responsibility whatsoever to any person as regards any deficiency which might arise because the Collateral Agent is subject to any tax in respect of the Charged Property or any part thereof on any income therefrom or any proceeds thereof.

9.8  NO LIABILITY

     The Collateral Agent shall not be liable for any failure, omission or defect in perfecting the Security or any security created by the Facility Agreement or any of the Credit Documents.

9.9  INCONSISTENCY AND CONFLICT

     To the maximum extent permitted by applicable law, where any inconsistency or conflict exists between the provisions of this Fixed and Floating Charge and the provisions of any applicable law, the provisions of this Fixed and Floating Charge shall prevail and such inconsistent or conflicting provisions shall be deemed to be expressly negated or modified hereby provided that none of the foregoing shall be construed as a limitation on the powers of any Receiver.

9.10 NO EXEMPTION

     Nothing in this Fixed and Floating Charge shall exempt the Collateral Agent from or indemnify it against any liability which would by rule of law or otherwise attach to it in respect of any act of negligence or wilful default which it may have committed in relation to its duties and/or discretions under this Fixed and Floating Charge.

10.  CHATTELS AND FIXTURES

     At any time after the Security has become enforceable, the Collateral Agent or any Receiver may:

10.1 dispose of any chattels owned by the Chargor forming part of the Charged Property as agent for the Chargor and without prejudice to any obligation on the part of the

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                                       14


     Collateral Agent or the Receiver to account for the proceeds of sale of such chattels; and

10.2 sever any plant machinery and other fixtures and fittings owned by the Chargor from any premises containing them and sell the same separately without the consent of the Chargor.

11.  PRESERVATION OF RIGHTS

11.1 SECURITY ADDITIONAL

     The Security shall be in addition to and shall be independent of every guarantee, indemnity or other security which the Collateral Agent may at any time hold for the Secured Indebtedness and it is hereby declared that no prior security held by the Collateral Agent over the whole or any part of the Charged Property shall merge in the Security.

11.2 SECURITY CONTINUING

     The Security shall be a continuing security notwithstanding the winding-up or dissolution of the Chargor or any partial payment, settlement of account or other matter whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment in satisfaction of all or any of the Secured Indebtedness and shall continue in full force and effect until the Secured Indebtedness has been discharged and satisfied in full.

11.3 INDULGENCE AND RELEASE

     The Collateral Agent may (with the prior written consent of the Requisite Lenders) in its discretion grant time or other indulgence, or make any other arrangement variation or release with, the Chargor or any other person (whether or not party hereto and whether or not jointly liable with the Chargor) in respect of the Secured Indebtedness or of any other security therefor or guarantee in respect thereof without prejudice either to the Security or to the liability of the Chargor for the Secured Indebtedness.

11.4 RIGHTS CUMULATIVE

     The rights, powers and remedies provided in this Fixed and Floating Charge are cumulative and are not, nor are they to be construed as, exclusive of any rights, power or remedies provided by law.

11.5 SECURITY NOT AFFECTED

     Neither the Security nor any of the rights, powers and remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Fixed and Floating Charge or by law nor the liability of the Chargor hereunder shall be discharged, impaired or otherwise affected by:

     (A) the insolvency, bankruptcy, winding-up or dissolution of the Chargor or any change in its status, function, control or ownership;

     (B) any of the obligations of the Chargor under any of Credit Document or under any other Lien taken in respect of the obligations of the Chargor under any Credit Document being or becoming illegal, invalid, unenforceable or ineffective in any respect;

     (C) time or other indulgence being granted or agreed to be granted to the Chargor in respect of any of its obligations under any Credit Document or under any such Lien;

     (D) any amendment to, or any variation, waiver or release of, any of the obligations of the Chargor under any Credit Document or under any such Lien;

     (E) any failure to take, or fully to take, any Lien contemplated by any Credit Document or otherwise agreed to be taken in respect of any of the obligations of the Chargor under any Credit Document;

     (F) any deficiency in the powers of the Chargor to enter into or perform any of its obligations under any Credit Document to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on their behalf;

     (G) any other Credit Document or Lien (other than the Security) or right or remedy (other those under this Fixed and Floating Charge) being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Collateral Agent releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Collateral Agent may now or hereafter have from or against the Chargor;

     (H) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Chargors or any compromise, arrangement or settlement with it;

     (I) any invalidity or irregularity in the execution of this Fixed and Floating Charge or any other Credit Document; and

     (J) any other act (save for any act of release and discharge granted by the Collateral Agent), event or omission which, but for this Clause
          11.5 (Security Not Affected) might operate to discharge, impair or otherwise affect the Security or the liability of the Chargor for the Secured Indebtedness or any of the rights, powers or remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Fixed and Floating Charge or by law or the liability of the Chargor hereunder.

     Without prejudice to the generality of this Clause 11.5 (Security Not Affected), the Chargor expressly confirms that it intends that its liability for the Secured Indebtedness and its obligations under this Fixed and Floating Charge shall extend from time to time to any variation, increase, extension, addition or replacement (however fundamental) of or to any of the Credit Documents and/or any facility or amount made available under any of the Credit Documents.

11.6 NO PREJUDICE TO OTHER SECURITY

     Nothing contained in this Fixed and Floating Charge is intended to, or shall operate so as to, prejudice or affect any guarantee, indemnity or other security of any kind whatsoever which the Collateral Agent may have for the Secured Indebtedness or any right, remedy or privilege of the Collateral Agent thereunder.

11.7 SCOPE OF RELEASE

     Any receipt, release or discharge of the Security or of any liability arising under this Fixed and Floating Charge may be given by the Collateral Agent and, unless expressly stated otherwise, shall not release or discharge the Chargor from any liability for the same or any other monies which may exist independently of this Fixed and Floating Charge. Where such receipt, release or discharge relates only to part of the Charged Property such receipt, release or discharge shall not prejudice or affect the Security in relation to the remainder of the Charged Property, unless expressly stated otherwise.

11.8 DISCHARGE CONDITIONAL

     Any settlement, reassignment, release or discharge between the Chargor on the one part and the Collateral Agent or any Receiver (or their respective delegates) on the other (the Collateral Agent, any Receiver and their respective delegates being referred to in this clause 11.8 (Discharge Conditional) as the "TRANSACTION PERSON(S)") shall be conditional upon no security or payment by any person in respect of the Secured Indebtedness being avoided or reduced by virtue of any provisions of law or enactments (including but not limited to those relating to bankruptcy, insolvency or liquidation) for the time being in force and, in the event of any such security or payment being so avoided or reduced, the Transaction Person(s) shall be entitled, to recover the value or amount of such payment and the Security subsequently as if such settlement or discharge had not occurred but so that nothing herein shall confer on any Transaction Persons the right to claim under this clause 11.8 (Discharge Conditional) for more than the Collateral Agent would be entitled to claim in aggregate hereunder in respect of such avoided or reduced security or payment, provided that any such Settlement, reassignment, release or discharge shall become unconditional upon the expiry of one month after the maximum period within which such settlement, reassignment, release or discharge can be avoided or reduced.

11.9 NO CONDITIONS TO EXERCISE OF RIGHTS

     Neither the Collateral Agent nor any Receiver nor any of their respective delegates shall be obliged before exercising any of the rights, powers or remedies conferred upon them by this Fixed and Floating Charge or by law:

     (A) to take any action or obtain judgment in any court against the Chargor;

     (B) to make or file any claim or proof in a winding-up or dissolution of the Chargor; or

     (C) to enforce or seek to enforce any other security taken in respect of any of the obligations of the Chargor under any of the Credit Documents.

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                                       17


11.10 NEW ACCOUNT

     At any time following (a) the Collateral Agent receiving notice (either actual or constructive) of any subsequent charge affecting the Charged Property or (b) the Collateral Agent receives notice of any assignment or disposition affecting all or any part of the Charged Property or any interest therein to which the Collateral Agent has not given its approval or (c) the commencement of the insolvency, administration, reorganisation, liquidation or dissolution of, or any analogous proceeding in respect of, of the Chargor, the Collateral Agent may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Collateral Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. Thereafter, all payments made by the Chargor to the Collateral Agent or received by the Collateral Agent for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Deed at the time when the Collateral Agent received or was deemed to have received such notice or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced.

12.  SUSPENSE ACCOUNT(S)

     All monies received, recovered or realised by the Collateral Agent or a Receiver under this Fixed and Floating Charge (including the proceeds of any conversion of currency) after the security created hereunder has become enforceable, except where such monies together with all other monies received, recovered or realised by the Collateral Agent or any Receiver under this Fixed and Floating Charge are sufficient to satisfy and discharge the Secured Indebtedness in full, may in the discretion of the Collateral Agent or the Receiver (provided that such action has first been approved by the Collateral Agent) be credited to any suspense or impersonal account in the name of the Collateral Agent at the Account Bank and may be held in such account for so long as the Collateral Agent may think fit (with interest accruing thereon at such market rate, if any, as the Collateral Agent may deem fit) pending their application from time to time (as the Collateral Agent shall be entitled to do in its discretion) in or towards satisfaction of the Secured Indebtedness in accordance with the terms of this Fixed and Floating Charge. Save as provided above, no party shall be entitled to withdraw any amount at any time standing to the credit of any such suspense or impersonal account.

13.  PROTECTION OF PURCHASERS

     No purchaser or other person dealing with the Collateral Agent or its delegate or any Receiver appointed hereunder shall be bound to see or inquire whether the right of the Collateral Agent or such Receiver to exercise any of its or his powers has arisen or become exercisable or be concerned to see whether any such delegation by the Collateral Agent shall have lapsed for any reason or been revoked. Any sale or other dealing by the Collateral Agent or its delegate or any Receiver of or with the Charged Property and any part thereof shall be deemed to be within the power of the person effecting the same and the receipt by such person of the purchase or other moneys connected therewith shall effectively discharge the purchaser or other party to such dealing who shall not be concerned with the manner of application of the proceeds of sale or other dealing or be in any way answerable therefor.

14.  APPOINTMENT OF RECEIVER

14.1 APPOINTMENT AND REMOVAL

     The Collateral Agent may if requested by the Chargor or at any time after the Security (or the relevant part thereof) shall have become enforceable in accordance with clause 8 (Default Procedure), appoint one or more persons to be a Receiver or Receivers of the whole or any part of the Charged Property. The Collateral Agent may:

     (A)  remove any Receiver previously appointed hereunder; and

     (B) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder.

     If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

14.2 POWERS OF RECEIVERS

     Every Receiver for the time being holding office by virtue of an appointment made by the Collateral Agent hereunder shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have, in relation to the Charged Property, or as the case may be, that part of the Charged Property in respect of which he was appointed:

     (A) all the powers (as varied and extended by the provisions hereof) conferred by common law or otherwise by law on mortgagees (whether or not in possession) and receivers appointed under common law; and

     (B) the power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner of the Charged Property or the relevant part thereof and do or omit to do anything which the Chargor could do.

14.3 ADDITIONAL POWERS OF RECEIVERS

     In addition and without prejudice to the generality of the foregoing every Receiver shall (notwithstanding any winding-up or dissolution of the Chargor) have the powers specified in clause 9.1 (Effects).

14.4 RECEIVER TO BE AGENT OF THE CHARGOR

     Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Chargor and the Chargor shall be solely responsible, jointly and severally,

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                                       19


     for the acts and defaults of such Receiver (save in the case of the fraud, negligence, wilful default, breach of duty or breach of trust in relation to duties by such Receiver) and for payment of such Receiver's remuneration in respect thereof.

14.5 REMUNERATION OF RECEIVER

     Every Receiver shall be entitled to remuneration for his services at a reasonable rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm.

14.6 MONIES ACTUALLY PAID BY RECEIVER

     Only monies actually paid by the Receiver to the Collateral Agent in satisfaction of the Secured Indebtedness shall be capable of being applied by the Collateral Agent in satisfaction thereof. The Receiver shall pay over to the Collateral Agent any monies realised by the Receiver as a result of the enforcement of the Security (other than monies paid into a suspense account by such Receiver in accordance with clause 12 (Suspense Account(s)).

14.7 LIMITATION OF LIABILITY

     (A) Neither the Collateral Agent nor the Receiver nor any attorney or agent of such party shall be liable to any person in respect of any loss or damage whatsoever which arises out of the realisation of the Charged Property or any part thereof or from any act, default or omission in relation to the Security or from any exercise or non-exercise, or the attempted or purported exercise of, or the failure to exercise any of their respective powers, authorities or discretions conferred upon them in relation to the Security or any part of it, unless such loss or damage is caused by its negligence, wilful default, breach of duty, breach of trust or fraud.

     (B) The Collateral Agent shall not be liable to any person in respect of any loss or damage whatsoever which arises out of the realisation of the Charged Property or any part thereof or from any act, default or omission in relation to the Security or from any exercise or non-exercise, or the attempted or purported exercise of, or the failure to exercise any of the powers, authorities or discretions conferred upon it in relation to the Security or any part of it unless such loss or damage is caused by its negligence, wilful default, breach of duty, breach of trust or fraud.

     (C) Without prejudice to the generality of sub-clauses (A) and (B), entry into possession of the Charged Property shall not render the Collateral Agent or the Receiver liable to account as mortgagee in possession or liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable unless such loss or damage is caused by its negligence, wilful default, breach of duty, breach of trust or fraud and, if and whenever the Collateral Agent or the Receiver enters into possession of the Charged Property, it shall be entitled at any time at its pleasure to go out of such possession.

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                                       20


14.8 POWER OF APPOINTMENT ADDITIONAL

     The foregoing powers of appointment of a Receiver shall be in addition to and not to the prejudice of all other powers of the Collateral Agent under common law or otherwise and so that such powers shall be and remain exercisable by the Collateral Agent in respect of any part of the Charged Property in respect of which no Receiver has been appointed and notwithstanding that an appointment under the provisions of this clause 14 (Appointment of Receiver) shall have subsisted and been withdrawn in respect of that property or shall be subsisting in respect of any other part of the Charged Property.

15.  INDEMNITY

15.1 INDEMNITY

     Without prejudice to any right at law given to trustees, the Chargor further covenants with and undertakes to each of the Collateral Agent and any Receiver or Receivers fully to indemnify and keep indemnified it from and against all liabilities, losses, damages, costs and expenses (including legal costs and expenses), charges, actions, proceedings, claims and demands or any other obligation or liability (including, without limitation, in respect of taxes, duties, levies, imposts and other charges any indemnity and other amounts which the Collateral Agent is or would become obliged to pay, upon payment by the Chargor, under such indemnity) which it may properly incur (except, having regard to the provisions of any Credit Document, insofar as they are incurred because of fraud, negligence, wilful default or breach of trust on the part of it whether before or after the Enforcement Date):

     (A) in consequence of anything done or purported to be done by the Collateral Agent or any Receiver in relation to the Charged Property or under this Fixed and Floating Charge or any Credit Document as a result of or in connection with any failure by the Chargor to comply with its obligations thereunder to the Collateral Agent or any Receiver; or

     (B) in consequence of any payment in respect of the Secured Indebtedness (whether made by the Chargor or a third party) being impeached or declared void for any reason whatsoever; or

     (C) in consequence of the breach or non-performance by the Chargor of any of their respective warranties, representations, covenants or undertakings herein contained or otherwise relating to all or any part of the Charged Property; or

     (D) in connection with the realisation of the Charged Property (including the costs of any proceedings in relation to this Fixed and Floating Charge or to the Secured Indebtedness).

15.2 INTEREST

     The amounts payable to the Collateral Agent or the Receiver under clauses
     15.1 (Indemnity) and 19 (Stamp Duty and Taxes) shall carry interest in accordance with Section 2.10 of the Facility Agreement from the date on which they were paid or incurred by the Collateral Agent or the Receiver (as the case may be) to the date of actual payment to the Collateral Agent or, as the case may be, the Receiver under the aforementioned clauses as well after as before any judgment and such amounts and interest may be debited by the Collateral Agent to any account of the Chargor, but shall, in any event (to the extent not fully paid or discharged), form part of the Secured Indebtedness and accordingly be secured on the Charged Property under the Security.

16.  POWER OF ATTORNEY

16.1 APPOINTMENT AND POWERS

     The Chargor hereby irrevocably appoints the following (each an "ATTORNEY" and collectively the "ATTORNEYS", and acting solely or jointly with the other Attorneys), namely:

     (A)  the Collateral Agent;

     (B) each and every person to whom the Collateral Agent shall from time to time have duly delegated the exercise of the power of attorney conferred by this clause 16.1 (Appointment and Powers); and

     (C) any Receiver appointed hereunder and for the time being holding office,

     to be its attorney or attorneys and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the Collateral Agent, any person falling within sub-clause (B) or any Receiver appointed hereunder shall reasonably consider requisite) for carrying out any obligation imposed on the Chargor, as the case may be, by or pursuant to this Fixed and Floating Charge (including but not limited to the obligations of the Chargor under clause 4.1 (Further Deeds and Documents) and the covenants referred to in clause 4.1 (Further Deeds and Documents)), for carrying out any sale, lease or other dealing by the Collateral Agent or any such Receiver into effect, for conveying or transferring any legal estate or other interest in the Charged Property, for getting in the Charged Property, and generally for enabling the Collateral Agent or any person falling within sub-clause (B) or any Receiver to exercise the respective powers conferred on them by or pursuant to this Fixed and Floating Charge or by law provided that the power contained in this clause
     16.1 (Appointment and Powers) shall not be exercisable unless and until the Security shall have become enforceable. The exercise of such power by the Collateral Agent or any person falling within sub-clause (B) or any Receiver shall not put any person dealing with it upon any enquiry as to whether a Event of Default shall have occurred. Each of the Collateral Agent, any person falling within sub-clause (B) and any Receiver shall have full power to delegate the power conferred on it by clause 16.1 (Appointment and Powers), but no such delegation shall preclude the subsequent exercise of such power by the Collateral Agent or any person falling within sub-clause (B) or any Receiver (as the case may be) itself or preclude the Collateral Agent or any person falling within sub-clause
     (B) or any Receiver (as the case may be) from making a subsequent delegation thereof to some other person; any such delegation may be revoked by the Collateral Agent or any person falling within sub-clause 16.1(B) or any Receiver (as the case may be) at any time.

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                                       22


16.2 RATIFICATION

     The Chargor shall ratify and confirm all transactions lawfully and properly entered into by the Collateral Agent or any Receiver or delegate of the Collateral Agent in the exercise of the Collateral Agent's or such Receiver's respective powers and all transactions lawfully and properly entered into, documents executed and things done by the Collateral Agent or such Receiver or delegate by virtue of the power of attorney given by clause 16.1 (Appointment and Powers).

16.3 ACKNOWLEDGEMENT OF CONSIDERATION

     The power of attorney hereby granted is as regards the Collateral Agent, its delegates and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and severally, for value and for security as part of the Security to secure the several proprietary interests of and the performance of obligations owed to the respective donees.

17.  SET-OFF AND CURRENCY

17.1 CURRENCY OF ACCOUNT

     (A) Except where specifically provided otherwise, US dollars are the currency of account and payment for each and every sum at any time due to the Collateral Agent hereunder provided that payments in respect of costs and expenses may be made in Hong Kong dollars if incurred in Hong Kong dollars.

     (B) If any sum due from the Chargor under this Fixed and Floating Charge or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Chargor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto then:

          (i) the Chargor shall indemnify and hold harmless the Collateral Agent from and against any loss suffered except to the extent that such loss is suffered as a result of or in connection with the Collateral Agent's own fraud, negligence, wilful default, breach of duty or breach of trust; and

          (ii) the Collateral Agent shall account to the Chargor for the amount by which any sum realised by it exceeds the aggregate amount of all sums owing to it by the Chargor at the time at which such profit is realised provided that the Collateral Agent shall only be required to make any payment to the Chargor in relation thereto if at such time all the payment obligations of the Chargor hereunder to the Collateral Agent are satisfied, in each case where such loss or excess arises as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which the Collateral Agent may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

17.2 SET-OFF

     The Chargor waives, and (where incapable of waiver) agrees not to exercise (unless required to do so by law), any right of set-off or netting, whether conferred by agreement or law, which it may have against the Collateral Agent so that it does not reduce any amount payable by it to the Collateral Agent under this Fixed and Floating Charge.

17.3 CURRENCY CONVERSION

     For the purpose of the satisfaction of the Secured Indebtedness or any suspense account pursuant to clause 12 (Suspense Account(s)) or making any application therefrom or for any other purpose in connection with this Fixed and Floating Charge, the Collateral Agent may (unless otherwise required by law) convert any monies received, recovered or realised or subject to application by the Collateral Agent under this Fixed and Floating Charge or any monies to be credited to any such account (including the proceeds of any previous conversion under this clause 17 (Set-off and Currency)) from their existing currency of denomination into such other currency of denomination as the Collateral Agent may reasonably think fit and any such conversion shall be effected at such rate or rates of exchange as may be agreed by the Collateral Agent in consultation with the Chargor as being relevant and any rate, method and date so agreed shall be binding on the Chargor and any costs, expenses or commissions incurred in effecting any such conversion shall be deducted from the proceeds of any such conversion.

18.  AMENDMENTS

     This Fixed and Floating Charge may not be amended, modified or waived in any respect whatsoever, without the prior written consent of the Collateral Agent given with express reference to this Clause 18 (Amendments) and expressly stated to be intended to operate as the Collateral Agent's consent to such amendment, modification or waiver on behalf of the Requisite Lenders.

19.  STAMP DUTY AND TAXES

     The Chargor shall pay all stamp duties, land registry and similar fees, filing and registration fees and other transaction taxes required in relation to or for the purpose of procuring the execution, validity and enforceability of this Fixed and Floating Charge and the Security and shall indemnify the Collateral Agent and each Receiver appointed hereunder against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying the same on a full indemnity basis.

20.  APPLICATION TO COURT

     The Collateral Agent may, at any time after the Security has become enforceable, apply to the court for an order that the terms of this Fixed and Floating Charge be carried into execution under the direction of the court and for the appointment of a Receiver of the Charged Property or any part thereof and for any other order in relation to the administration of the terms of this Fixed and Floating Charge as the Collateral Agent shall deem fit and it may assent to or approve any application to the court made at the instance of the Collateral Agent or on its behalf and the Collateral Agent shall be indemnified by the Chargor against all costs, charges and expenses properly incurred by it in relation to any such application or proceedings.

21.  PARTIAL INVALIDITY

     Every provision contained in this Fixed and Floating Charge shall be severable and distinct from every other such provision and if at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

22.  NOTICES

22.1 COMMUNICATIONS IN WRITING

     Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by facsimile or letter.

22.2 ADDRESSES

     Any communication or document to be made or delivered by one person to another pursuant to this Fixed and Floating Charge shall (unless that other person has by 15 days' written notice to the one specified another address department, officer or person as the case may be) be made or delivered to that other person at the address identified with its signature below and shall be deemed to have been made or delivered (in the case of any communication made by letter) when left at that address during normal business hours on a Hong Kong Business Day (or on the next Hong Kong Business Day if not left during normal business hours on a Hong Kong Business Day) or (as the case may be) 5 days (in the case of local post) and 10 days (in the case of overseas post) after being deposited in the post postage prepaid in an envelope addressed to it at that address marked for the attention of any specified department, officer or person or (in the case of any communication made by facsimile transmission) when sent to the correct facsimile number of the addressee identified with its signature below and received in whole and in legible form by such addressee provided that any communication or document to be made or delivered by the Chargor or the Collateral Agent shall be effective only when received by the Chargor or the Collateral Agent, as appropriate, and then only if the same is expressly marked for the attention of the department, officer or person identified below with the signature of the relevant addressee (or such other department, officer or person as the relevant addressee shall from time to time and in each case by not less than 3 days' prior notice in writing to the parties hereto have specified for this purpose).

22.3 ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Fixed and Floating Charge shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

23.  ASSIGNMENT

     The Collateral Agent may assign its rights and obligations under this Fixed and Floating Charge to any successor under the Facility Agreement in accordance with Section 9.7 of the Facility Agreement.

24.  COSTS AND EXPENSES

     The Chargor further covenants with and undertakes to the Collateral Agent and any Receiver appointed by the Collateral Agent hereunder or by law (including more than one such receiver and any substitute receiver) to reimburse or pay to the Collateral Agent or such Receiver (on the basis of full indemnity) the amount of all proper costs, charges, liabilities and expenses including costs, charges or expenses incurred by the Collateral Agent or such Receiver or any attorney, manager, agent or delegate in connection with:

     (A) the registration, perfection, preservation or enforcement of this Fixed and Floating Charge and any other document relating thereto; and

     (B) the proper exercise or the attempted proper exercise by or on behalf of the Collateral Agent or such Receiver of any of the powers of the Collateral Agent or such Receiver or any other action properly taken by or on behalf of the Collateral Agent with a view to or in connection with the enforcement of any obligations of the Chargor under any of the Credit Documents or the recovery by the Collateral Agent or any such Receiver from the Chargor of the Secured Indebtedness then due and payable.

25.  GOVERNING LAW

     This Fixed and Floating Charge is governed by the laws of the Cayman
     Islands.

26.  JURISDICTION

26.1 CAYMAN ISLANDS COURTS

     The courts of the Cayman Islands have non-exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Fixed and Floating Charge (including a dispute regarding the existence, validity or termination of this Fixed and Floating Charge or the consequences of its nullity).

26.2 CONVENIENT FORUM

     The Chargor agrees that a judgement or order of a court of the Cayman Islands in connection with this deed is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

26.3 NON-EXCLUSIVE JURISDICTION

     This clause 26 (Jurisdiction) is for the benefit of all parties hereto other than the the Chargor. As a result and notwithstanding clause 26.1 (Cayman Islands Courts), it does not prevent any party hereto other than the Chargor from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the parties hereto other than the Chargor may take concurrent Proceedings in any number of jurisdictions.

27.  EXECUTION AND COUNTERPARTS

     This Fixed and Floating Charge may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Fixed and Floating Charge.

IN WITNESS WHEREOF the parties hereto have caused this Deed to be duly executed the day and year first above written.

                                 EXECUTION PAGES

THE COLLATERAL AGENT

Executed as a deed by affixing the common seal of   )
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA)      )   SEAL AFFIXED
LIMITED                                             )
in the presence of:                                 )


WONG YUEN FAI STANLEY
------------------------------------
Director


CHENG PUI LING CATHY
------------------------------------
Secretary

Address:          33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong
Facsimile Number: 2869 8221
Attention:        __________________________________

                                 EXECUTION PAGES

THE CHARGOR

Executed as a deed by                               )
for an on behalf of                                 )   SEAL AFFIXED
H3C HOLDINGS LIMITED                                )   NEAL D. GOLDMAN
in the presence of: JEFFREY M. HELD                 )

Address:          PO Box 309 GT, Ugland House, South Church Street,
                  George Town, Grand Cayman, Cayman Islands
Facsimile Number: _____________________
Attention:        _____________________

                                                                  CONFORMED COPY

                               Dated 22 March 2007

                              H3C HOLDINGS LIMITED

                                   as Chargor

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

                               as Collateral Agent

                                   ----------

                       BORROWER FIXED AND FLOATING CHARGE

                                   ----------

                                  (OGIER LOGO)

                            Our Ref: 0979-001 070321

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1.  INTERPRETATION AND DEFINITIONS                                            1

2.  COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS                        2

3.  SECURITY                                                                  3

4.  PERFECTION OF SECURITY AND FURTHER ASSURANCE                              5

5.  PROTECTION OF SECURITY AND CRYSTALLISATION OF FLOATING CHARGE             7

6.  REPRESENTATIONS                                                           8

7.  COVENANTS AND UNDERTAKINGS                                                8

8.  DEFAULT PROCEDURE                                                         9

9.  EFFECTS OF THE SECURITY BECOMING ENFORCEABLE                             10

10. CHATTELS AND FIXTURES                                                    13

11. PRESERVATION OF RIGHTS                                                   14

12. SUSPENSE ACCOUNT(S)                                                      17

13. PROTECTION OF PURCHASERS                                                 17

14. APPOINTMENT OF RECEIVER                                                  18

15. INDEMNITY                                                                20

16. POWER OF ATTORNEY                                                        21

17. SET-OFF AND CURRENCY                                                     22

18. STAMP DUTY AND TAXES                                                     23

19. APPLICATION TO COURT                                                     23

20. PARTIAL INVALIDITY                                                       24

21. NOTICES                                                                  24

22. ASSIGNMENT                                                               25

23. COSTS AND EXPENSES                                                       25

24. GOVERNING LAW                                                            25

25. JURISDICTION                                                             25

26. EXECUTION AND COUNTERPARTS                                               26